As filed with the Securities and Exchange Commission on November 9, 2004

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-07737
                                                     ---------

                               The Purisima Funds
                               ------------------
               (Exact name of registrant as specified in charter)

                               13100 Skyline Blvd.
                               -------------------
                           Woodside, California 94062
                           --------------------------
               (Address of principal executive offices) (Zip code)

                         U.S. Bancorp Fund Services, LLC
                         -------------------------------
                       2020 East Financial Way, Suite 100
                       ----------------------------------
                               Glendora, CA 91741
                               ------------------
                     (Name and address of agent for service)

                                 (650) 851-3334
                                 --------------
               Registrant's telephone number, including area code

Date of fiscal year end: August 31, 2004
                         ----------------

Date of reporting period: August 31, 2004
                          ----------------

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Item 1. Report to Stockholders.
-------------------------------

Annual report August 31, 2004.



Purisima Funds
--------------------------------------------
Annual Report
August 31, 2004
The Purisima Total Return Fund
The Purisima Pure American Fund
The Purisima Pure Foreign Fund

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Table of Contents
  A Letter to Our Shareholders                                      2
    Performance Summaries
    Total Return Fund                                               6
    Pure American Fund                                              7
    Pure Foreign Fund                                               8
  Schedule of Investments
    Total Return Fund                                               12
    Pure American Fund                                              16
    Pure Foreign Fund                                               20
  Statements of Assets and Liabilites                               24
  Statements of Operations                                          25
  Statement of Changes in Net Assets
    Total Return Fund                                               26
    Pure American Fund                                              27
    Pure Foreign Fund                                               28
  Financial Highlights
    Total Return Fund                                               29
    Pure American Fund                                              30
    Pure Foreign Fund                                               31
  Notes to Financial Statements                                     32
  Other Information                                                 40
  Report of Independent Registered Public Accounting Firm           42
  Privacy Notice                                                    43

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Investment Objectives

Purisima Total Return Fund
Seeks to provide investors with a high level of total return by considering both domestic and foreign securities.

Purisima Pure American Fund
Seeks to provide investors with a high level of total return, while concentrating its holdings in U.S. securities.

Purisima Pure Foreign Fund
Seeks to provide investors with a high level of total return, while concentrating its holdings in securities outside the U.S.


Each Fund reserves the right to reject any order for the purchase of its shares or to limit or suspend, without prior notice, the offering of its shares. The required minimum investments may be waived in the case of certain qualified retirement plans. The Funds will not accept your account if you are investing for another person as attorney-in-fact. The Funds also will not accept accounts with a "Power of Attorney" in the registration section of the Purchase Application.


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A Letter to Our Shareholders

      Welcome to the annual report for the Purisima Funds for the year ended August 31, 2004. The Funds remained fully invested in equities throughout the period. Following strong positive returns in the 4th quarter of 2003, global equities have traded in a tight range during 2004, with indexes remaining mostly flattish. We remain, however, optimistic about upside in the medium term as the core drivers underpinning our expectation for meaningful stock appreciation for the rest of the year are still largely intact.

Market Overview and Outlook:

      A robust fourth quarter capped off a terrific year for global stock markets in 2003. Our forecast called for 2004 to be another good year, above consensus expectations and above historical averages. Most expected better returns in the first half of the year, but we continue to believe this year will again be back-end loaded.

      Our 2003 forecast was more accurate than most in our survey from those available in the standard national business publications we reviewed. Many of our expectations played out correctly. As we suspected, monetary policy remained accommodative and interest rates benign and below expectations. The pension plan crisis did not sink the market, and many funds fully resolved their under-funded status. Geopolitical concerns and related risk aversion diminished. Stocks proved not to be dramatically overvalued as evidenced by their impressive rise. The presidential election cycle delivered another strong third year. The surprise we expected that did not materialize was the direction of the regulatory environment, which became even more stringent. Most importantly, though, our forecast that 2003 would be a very strong year was correct and owning stocks paid off.

      Our views about 2004 have been mostly accurate, but so far market returns are lagging our expectations. We envisioned and continue to expect a back-end loaded year, especially as the uncertainty surrounding the US Presidential election unwinds. As 2004 commenced, interest rates declined modestly in an environment where virtually everyone expected them to rise. The US dollar also went against the grain of expectations, gaining ground against the euro and major currencies overall. Lastly, corporate profits accelerated due to efficiency gains and improved economic conditions.

      Much hullabaloo has been made about oil prices recently. While the focus in the media is about the high prices of crude and gas, we see a consensus in the financial community that oil prices will decline. Energy stocks seem to reflect this expectation. We believe oil prices will remain firmer than most expect for at least the remainder of the year. Demand will continue to increase, consistent with our forecast of strong


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economic growth. Because many producers are already pumping at capacity, supply should be relatively constrained for some time. This should drive the earnings of energy companies involved in exploration and production and surrounding activities. However, we don't expect high oil prices to materially inhibit economic growth and increased corporate profits.

      Economic and corporate performance surged forward in the second quarter as fundamentals continued to improve, yet the investing public generally still feels bad about future prospects. We interpret this as very bullish. Emotion will probably swing toward reality rather than reality swinging toward emotion in the coming months. We therefore still expect a strong period immediately ahead and remain bullish and fully invested. Our recent portfolio strategy has been engineered to capitalize on an up-a-lot scenario.

      The three funds continued to hold a bias toward stocks that are smaller than the weighted average market capitalization of their respective benchmarks. On a sector basis, weights in Energy and Financials were increased. If the recent surge in US interest rate expectations proves overblown, as we believe, it will be good for Financials. With short rates staying low, the yield curve is very steep, also good. A strong market will increase capital markets activity and investment banking revenue. What makes this all the more compelling is that Financials are generally trading at low relative valuations. The Funds remain overweight to Technology, and we maintain the belief that the sector will outperform in the future as capital spending grows.

      To make room for the new purchases, proceeds were generated primarily from sales within the Materials sector. Materials stocks in general have performed well during the last 18 months, but usually do best in the beginning phases of an economic recovery. Some of the value built into Materials stocks presumes strong growth and continued demand from China. Should the Chinese "miracle" not play out as strongly as many expect, it will negatively affect Materials. Furthermore, our measures indicate sentiment for Materials has strengthened considerably in recent months, indicating much of the outperformance may be in the past.

      To control risk relative to benchmark, all three of the Funds maintain active counter-strategies in case we are wrong on our core economic and market assumptions. The Funds hold underweight positions in large cap and growth-oriented companies as well as positions in more defensive sectors like Health Care, Consumer Staples, and Utilities.

      The Total Return Fund is overweight in US stocks. The relative outlook for the US economy continues to strengthen in our opinion and corporate earnings are strengthening beyond consensus expectations. Though torrid US economic conditions have eased modestly of late, we've also positioned the portfolio to capture relative


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strength in Continental Europe. To accommodate these views, we've taken a larger underweight position to the United Kingdom, whose comparatively less accommodative monetary policy and tighter fiscal policy pose additional risk going forward. We also eliminated a small weight in Australia.

      We switched our Japanese stance from an underweight to an overweight. Should the economy there continue to gain traction, there is tremendous potential for gains in Japan's equity markets. We now believe the recent strong economic reports and GDP data are sustainable as robust growth in a variety of segments is fueling the recovery. A critical part of this is an end to deflation, which now appears to be mostly staved off. Some broad measures of inflation have popped into healthier positive territory. The health of the country's financial system has also shown signs of improvement. The yield curve has steepened significantly in recent months. Bank loan activity has increased and the non-performing loan problems have been dramatically reduced. Because of poor economic performance in the past, many Japanese companies have delayed capital expenditures. A new capital spending cycle appears to be underway and should prove to be substantial following years of stagnation. This will spur economic activity.

      Pure American's long equity positions are focused on US companies. Likewise, Pure Foreign's are focused on foreign companies only, but otherwise bear similar regional weightings to the foreign component of the Total Return Fund described above.

Conclusion

      Each of the Funds is poised to participate in future equity gains and we expect each to outpace respective benchmarks should our forecasts prove correct. We remain confident with our asset allocation. We see too many positives that are not widely appreciated for a "Down-a-Lot" scenario to be a likely outcome. Still, the market has not kept a pace required to vindicate our forecast for the calendar year 2004.

      We would like to have seen better performance in the first part of 2004. However, we did predict the year would be back-end loaded and still feel there is a strong likelihood the coming months will be very rewarding for equity shareholders. We continue to believe many of the current concerns have been overblown: worries over rising interest rates, inflation and Iraq are less impactful than most anticipate. Sentiment seems to be focused on the anticipated slow down in earnings growth in 2005, which indicates to us upside surprise power if this year's momentum even partially carries into next year. It's too soon to have a strong opinion about 2005 at this time.


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      As always, if we were to see anything ahead largely ignored by others that indicates a high probability of substantial capital loss, we would take appropriate defensive action.

      Thank you for your continued interest and support.

      Sincerely,


      /s/ Kenneth L. Fisher

      Kenneth L. Fisher
      Chairman and Chief Investment Officer
      Fisher Investments, Inc.

      Opinions expressed above are those of Kenneth L. Fisher and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. The MSCI World Index is a broad based unmanaged capitalization-weighted stock index that includes most major world stock markets. The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The MSCI EAFE Index consists of the Morgan Stanley World Index components without the United States and Canada. One cannot invest directly in an index.

      Mutual fund investing involves risk of loss. Principal loss is possible. Foreign investing involves special risks, including a greater volatility and political, economic and currency risks and differences in accounting methods.

      This material must be preceded or accompanied by a prospectus. Please read it carefully before you invest or send money.

      Purisima Securities, LLC, Distributor, 08/04 Privacy Notice


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Performance Summaries
for year ended August 31, 2004

Purisima Total Return Fund
Growth of $10,000.
Purisima Total Return Fund cummulative total return versus MSCI Worl Index $10,000 invested from inception on 10/31/96 to 8/31/04*

  [The following was represented as a mountain chart in the printed material.]

              Total
              Return    MSCI World Index
----------------------------------------
31-Oct-96     10,000         10,000
30-Nov-96     10,260         10,558
31-Dec-96     10,100         10,387
----------------------------------------
31-Jan-97     10,550         10,511
28-Feb-97     10,480         10,629
31-Mar-97     10,250         10,417
30-Apr-97     10,860         10,755
30-May-97     11,520         11,417
30-Jun-97     12,200         11,984
31-Jul-97     12,770         12,534
31-Aug-97     11,870         11,693
30-Sep-97     12,610         12,327
31-Oct-97     11,910         11,676
30-Nov-97     12,150         11,880
31-Dec-97     12,384         12,023
----------------------------------------
31-Jan-98     12,755         12,356
28-Feb-98     13,576         13,190
31-Mar-98     14,228         13,745
30-Apr-98     14,709         13,877
31-May-98     14,568         13,701
30-Jun-98     14,929         14,024
31-Jul-98     14,929         13,999
31-Aug-98     12,494         12,130
30-Sep-98     12,845         12,343
31-Oct-98     14,157         13,456
30-Nov-98     15,199         14,254
31-Dec-98     16,035         14,948
----------------------------------------
31-Jan-99     16,806         15,274
28-Feb-99     16,305         14,866
31-Mar-99     16,836         15,483
30-Apr-99     17,117         16,091
31-May-99     16,606         15,501
30-Jun-99     17,728         16,222
31-Jul-99     17,388         16,171
31-Aug-99     17,498         16,141
30-Sep-99     17,147         15,982
31-Oct-99     18,350         16,810
30-Nov-99     18,961         17,281
31-Dec-99     19,940         18,677
----------------------------------------
31-Jan-00     19,037         17,605
29-Feb-00     19,198         17,651
31-Mar-00     20,321         18,869
30-Apr-00     19,709         18,069
31-May-00     19,398         17,610
30-Jun-00     20,351         18,200
31-Jul-00     19,378         17,685
31-Aug-00     19,709         18,258
30-Sep-00     18,887         17,285
31-Oct-00     18,957         16,993
30-Nov-00     18,235         15,959
31-Dec-00     18,461         16,215
----------------------------------------
31-Jan-01     18,295         16,534
28-Feb-01     18,970         15,135
31-Mar-01     19,136         14,130
30-Apr-01     18,700         15,168
31-May-01     18,659         14,955
30-Jun-01     18,482         14,486
31-Jul-01     18,970         14,299
31-Aug-01     19,448         13,611
30-Sep-01     20,071         12,411
31-Oct-01     19,936         12,648
30-Nov-01     19,352         13,394
31-Dec-01     19,214         13,477
----------------------------------------
31-Jan-02     19,145         13,067
28-Feb-02     19,594         12,952
31-Mar-02     19,214         13,549
30-Apr-02     19,433         13,064
31-May-02     18,937         13,086
30-Jun-02     17,832         12,291
31-Jul-02     16,323         11,253
31-Aug-02     16,196         11,273
30-Sep-02     14,341         10,031
31-Oct-02     15,136         10,771
30-Nov-02     16,092         11,350
31-Dec-02     14,994         10,799
----------------------------------------
31-Jan-03     14,691         10,469
28-Feb-03     14,376         10,286
31-Mar-03     14,341         10,252
30-Apr-03     15,659         11,160
31-May-03     16,638         11,795
30-Jun-03     16,731         11,998
31-Jul-03     17,303         12,241
31-Aug-03     17,851         12,504
30-Sep-03     17,489         12,579
31-Oct-03     18,795         13,324
30-Nov-03     19,075         13,525
31-Dec-03     20,285         14,373
----------------------------------------
31-Jan-04     20,378         14,603
29-Feb-04     20,601         14,847
31-Mar-04     20,179         14,749
30-Apr-04     19,618         14,446
31-May-04     19,735         14,566
30-Jun-04     20,215         14,876
31-Jul-04     19,465         14,391
31-Aug-04     19,407         14,455


Purisima Total Return Fund                   MSCI World Index

One-year                                     One-year
  Average Annual Total Return(2)**  8.72%      Average Annual Total Return(2)**    15.61%
Five-year                                    Five-year
  Average Annual Total Return(2)**  2.09%      Average Annual Total Return(2)**    (2.17%)
Since Inception (10/28/96)                   Since Inception (10/28/96)
    Cumulative Total Return(1)**   94.07%      Cumulative Total Return(1)**        44.55%
  Average Annual Total Return(2)**  8.82%        Average Annual Total Return(2)**   4.81%

Please note past performance is not predictive of future results. Share price and return will fluctuate, and investors may experience a gain or loss when they sell their shares. To obtain a prospectus on the Purisima Funds please call 1-800/841-0199. The prospectus contains more information, including the political, economic, currency risks and potential volatility of foreign investing. Read the prospectus carefully before investing.

(1) Cumulative total return measures the change in value of an investment over the periods indicated and reflects all fund fees and expenses.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and reflects all fund fees and expenses. Average annual total return and cumulative total return for the one-year period would be identical.

* The Morgan Stanley MSCI World is obtained from Morgan Stanley and is an unmanaged global stock index comprised of various world stock markets, including the U.S. Purisima total return of a $10,000 investment includes all expenses. Fund's month-end inception was 10/31/96 with actual inception on 10/28/96.

** The Total Returns shown do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of fund shares. The Total Return reflects the rate an investment would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions.

Purisima Securities, LLC Woodside, CA 94062


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Performance Summaries
for year ended August 31, 2004

Pure American Fund
Growth of $10,000.

Pure American Fund cummulative total return versus S&P Index $10,000 invested from inception on 9/30/98 to 8/31/04+

   [The following was depicted as a mountain chart in the printed material.]

                Pure
              American  S&P 500 Index
-------------------------------------
30-Sep-98      10,000      10,000
31-Oct-98      11,190      10,812
30-Nov-98      11,920      11,467
31-Dec-98      12,810      12,128
-------------------------------------
31-Jan-99      13,300      12,635
28-Feb-99      12,630      12,242
31-Mar-99      12,940      12,731
30-Apr-99      13,040      13,224
31-May-99      12,630      12,912
30-Jun-99      13,390      13,629
31-Jul-99      12,930      13,203
31-Aug-99      13,000      13,137
30-Sep-99      12,530      12,777
31-Oct-99      13,560      13,586
30-Nov-99      13,760      13,862
31-Dec-99      13,893      14,677
-------------------------------------
31-Jan-00      13,433      13,940
29-Feb-00      12,333      13,677
31-Mar-00      13,553      15,014
30-Apr-00      13,533      14,563
31-May-00      13,463      14,264
30-Jun-00      13,843      14,616
31-Jul-00      13,413      14,388
31-Aug-00      13,493      15,282
30-Sep-00      13,423      14,475
31-Oct-00      13,803      14,414
30-Nov-00      13,333      13,278
31-Dec-00      13,275      13,343
-------------------------------------
31-Jan-01      13,234      13,817
28-Feb-01      13,774      12,557
31-Mar-01      13,889      11,761
30-Apr-01      13,587      12,675
31-May-01      13,618      12,760
30-Jun-01      13,566      12,450
31-Jul-01      14,065      12,328
31-Aug-01      13,757      11,556
30-Sep-01      14,011      10,622
31-Oct-01      13,933      10,825
30-Nov-01      13,909      11,655
31-Dec-01      13,909      11,758
-------------------------------------
31-Jan-02      13,851      11,586
28-Feb-02      14,118      11,363
31-Mar-02      13,851      11,790
30-Apr-02      13,828      11,075
31-May-02      13,491      10,993
30-Jun-02      12,668      10,211
31-Jul-02      11,867       9,415
31-Aug-02      11,844       9,476
30-Sep-02      10,498       8,446
31-Oct-02      11,160       9,190
30-Nov-02      11,763       9,731
31-Dec-02      11,048       9,160
-------------------------------------
31-Jan-03      10,788       8,920
28-Feb-03      10,635       8,786
31-Mar-03      10,729       8,871
30-Apr-03      11,567       9,602
31-May-03      12,144      10,108
30-Jun-03      12,286      10,238
31-Jul-03      12,698      10,418
31-Aug-03      12,899      10,621
30-Sep-03      12,663      10,508
31-Oct-03      13,500      11,103
30-Nov-03      13,595      11,201
31-Dec-03      14,255      11,788
-------------------------------------
31-Jan-04      14,433      12,005
29-Feb-04      14,492      12,171
31-Mar-04      14,303      11,988
30-Apr-04      13,936      11,799
31-May-04      14,101      11,961
30-Jun-04      14,433      12,193
31-Jul-04      13,959      11,790
31-Aug-04      13,864      11,837


Purisima American Fund                       S&P 500 Index
One-year                                     One-year
  Average Annual Total Return(2)**   7.49%      Average Annual Total Return(2)**    11.46%

Five-year                                    Five-year
  Average Annual Total Return(2)**   1.30%      Average Annual Total Return(2)**    (2.07%)

Since Inception (9/30/98)                    Since Inception (9/30/98)
    Cumulative Total Return(1)**    38.64%        Cumulative Total Return(1)**      18.37%
  Average Annual Total Return(2)**   5.67%        Average Annual Total Return(2)**   2.89%

Please note past performance is not predictive of future results. Share price and return will fluctuate, and investors may experience a gain or loss when they sell their shares. To obtain a prospectus on the Purisima Funds please call 1-800/841-0199. The prospectus contains more information, including the political, economic, currency risks and potential volatility of foreign investing. Read the prospectus carefully before investing.

(1) Cumulative total return measures the change in value of an investment over the periods indicated and reflects all fund fees and expenses.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and reflects all fund fees and expenses. Average annual total return and cumulative total return for the one-year period would be identical.

+ The S&P 500 is obtained from Standard & Poors Corp. It is an unmanaged stock index that measures the performance of 500 large cap companies traded in the U.S. Total return of a $10,000 investment in Purisima includes all expenses. Fund's month-end inception was 9/30/98 with actual inception on 9/29/98.

** The Total Returns shown do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of fund shares. The Total Return reflects the rate an investment would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions.

Purisima Securities, LLC Woodside, CA 94062

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Performance Summaries
for year ended August 31, 2004

Pure Foreign Fund
Growth of $10,000

Pure Foreign Fund cumulative total return versus EAFE Foreign Index $10,000 invested from inception On 9/30/98 to 8/31/04++

   [The following was presented as a mountain chart in the printed material.]

              Pure
             Foreign   MSCI EAFE Index
---------------------------------------
30-Sep-98    10,000          10,000
31-Oct-98    10,710          11,042
30-Nov-98    11,430          11,607
31-Dec-98    11,740          12,065
---------------------------------------
31-Jan-99    12,150          12,028
28-Feb-99    11,750          11,742
31-Mar-99    12,350          12,232
30-Apr-99    12,740          12,727
31-May-99    12,320          12,072
30-Jun-99    13,210          12,543
31-Jul-99    13,410          12,915
31-Aug-99    13,520          12,963
30-Sep-99    13,660          13,094
31-Oct-99    14,190          13,585
30-Nov-99    14,980          14,056
31-Dec-99    17,132          15,318
---------------------------------------
31-Jan-00    15,991          14,346
29-Feb-00    17,290          14,732
31-Mar-00    17,850          15,303
30-Apr-00    17,153          14,498
31-May-00    16,804          14,145
30-Jun-00    17,871          14,698
31-Jul-00    16,794          14,082
31-Aug-00    17,311          14,204
30-Sep-00    16,297          13,513
31-Oct-00    15,991          13,194
30-Nov-00    15,378          12,699
31-Dec-00    15,782          13,150
---------------------------------------
31-Jan-01    15,815          13,154
28-Feb-01    16,428          12,170
31-Mar-01    16,643          11,343
30-Apr-01    16,245          12,123
31-May-01    16,234          11,674
30-Jun-01    16,127          11,194
31-Jul-01    16,503          11,001
31-Aug-01    17,233          10,722
30-Sep-01    17,536           9,636
31-Oct-01    17,491           9,883
30-Nov-01    17,399          10,248
31-Dec-01    17,328          10,308
---------------------------------------
31-Jan-02    17,176           9,761
28-Feb-02    17,528           9,829
31-Mar-02    17,317          10,408
30-Apr-02    17,657          10,429
31-May-02    17,352          10,561
30-Jun-02    16,661          10,141
31-Jul-02    14,681           9,140
31-Aug-02    15,313           9,119
30-Sep-02    13,415           8,140
31-Oct-02    14,411           8,577
30-Nov-02    15,313           8,966
31-Dec-02    14,509           8,665
---------------------------------------
31-Jan-03    14,059           8,303
28-Feb-03    13,621           8,113
31-Mar-03    13,378           7,954
30-Apr-03    14,606           8,734
31-May-03    15,457           9,263
30-Jun-03    15,859           9,487
31-Jul-03    16,528           9,717
31-Aug-03    16,990           9,951
30-Sep-03    17,124           10,257
31-Oct-03    18,413           10,897
30-Nov-03    18,802           11,138
31-Dec-03    20,392           12,008
----------------------------------------
31-Jan-04    20,667           12,178
29-Feb-04    20,917           12,459
31-Mar-04    20,717           12,529
30-Apr-04    20,155           12,246
31-May-04    20,280           12,271
30-Jun-04    20,855           12,556
31-Jul-04    20,018           12,148
31-Aug-04    20,193           12,201


Purisima Foreign Fund                         MSCI EAFE Index
One-year                                      One-year
  Average Annual Total Return(2)**    17.76%    Average Annual Total Return(2)**  22.64%
Five-year                                     Five-year
  Average Annual Total Return(2)**     8.35%    Average Annual Total Return(2)**  (1.16%)
Since Inception (9/30/98)                     Since Inception (9/30/98)
  Cumulative Total Return(1)**       101.93%    Cumulative Total Return(1)**      22.01%
  Average Annual Total Return(2)**    12.60%    Average Annual Total Return(2)**   3.42%

Please note past performance is not predictive of future results. Share price and return will fluctuate, and investors may experience a gain or loss when they sell their shares. To obtain a prospectus on the Purisima Funds please call 1-800/841-0199. The prospectus contains more information, including the political, economic, currency risks and potential volatility of foreign investing. Read the prospectus carefully before investing.

(1) Cumulative total return measures the change in value of an investment over the periods indicated and reflects all fund fees and expenses.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and reflects all fund fees and expenses. Average annual total return and cumulative total return for the one-year period would be identical.

++ The EAFE Index is obtained from Morgan Stanley. It is an unmanaged stock index that measures the performance of selected stock markets outside the U.S. Purisima total return of a $10,000 investment includes all expenses. Fund's month-end inception was 9/30/98 with actual inception on 9/29/98.

** The Total Returns shown do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of fund shares. The Total Return reflects the rate an investment would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions.

Purisima Securities, LLC Woodside, CA 94062

8
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Purisima Total Return Fund

SECTOR BREAKDOWN(1)
-------------------------------------------------------------
Basic Materials                                          2.7%
Communications                                           6.2%
Consumer, Cyclical                                      10.2%
Consumer, Non-cyclical                                  11.9%
Energy                                                  10.5%
Financial                                               28.4%
Industrial                                              13.1%
Technology                                              11.6%
Utilities                                                3.1%
Short-Term Investment                                    2.3%
-------------------------------------------------------------

Purisima Pure American Fund

SECTOR BREAKDOWN(1)
-------------------------------------------------------------
Basic Materials                                          3.1%
Communications                                           5.8%
Consumer, Cyclical                                      11.3%
Consumer, Non-cyclical                                  14.1%
Energy                                                  11.2%
Financial                                               26.8%
Industrial                                              10.9%
Technology                                              14.3%
Utilities                                                1.9%
Short-Term Investment                                    0.6%
-------------------------------------------------------------

Purisima Pure Foreign Fund

SECTOR BREAKDOWN(1)
-------------------------------------------------------------
Basic Materials                                          5.6%
Communications                                           5.4%
Consumer, Cyclical                                      15.0%
Consumer, Non-cyclical                                   9.6%
Energy                                                  12.9%
Financial                                               31.0%
Industrial                                              11.5%
Technology                                               5.3%
Utilities                                                3.2%
Short-Term Investment                                    0.5%
-------------------------------------------------------------

(1)   % of Total Investments as of August 31, 2004.

                                                                               9
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Important Information

The following disclosure provides important information regarding the Funds' Expense Example. Please refer to this information when reviewing the Expense Example for the Funds.

Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs including exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Total Return Fund only); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from 03/01/04 to 08/31/04.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10
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
Purisima Total Return Fund
                                                   Actual         Hypothetical Performance
EXPENSE EXAMPLE:                                Performance      (5% return before expenses)
---------------------------------------------------------------------------------------------
                                             Total Return Fund        Total Return Fund
Beginning Account Value (03/01/04)                 $1,000                  $1,000
Ending Account Value (08/31/04)                    $  942                  $1,018
Expenses Paid During Period (1)                    $ 7.32                  $ 7.61
---------------------------------------------------------------------------------------------

Purisima Pure American Fund
                                                   Actual         Hypothetical Performance
EXPENSE EXAMPLE:                                Performance      (5% return before expenses)
---------------------------------------------------------------------------------------------
                                             Pure American Fund      Pure American Fund
Beginning Account Value (03/01/04)                 $1,000                  $1,000
Ending Account Value (08/31/04)                    $  957                  $1,018
Expenses Paid During Period (1)                    $ 7.38                  $ 7.61
---------------------------------------------------------------------------------------------

Purisima Pure Foreign Fund
                                                   Actual         Hypothetical Performance
EXPENSE EXAMPLE:                                Performance      (5% return before expenses)
---------------------------------------------------------------------------------------------
                                             Pure Foreign Fund        Pure Foreign Fund
Beginning Account Value (03/01/04)                 $1,000                  $1,000
Ending Account Value (08/31/04)                    $  965                  $1,018
Expenses Paid During Period (1)                    $ 7.41                  $ 7.61
---------------------------------------------------------------------------------------------

(1) Expenses are equal to the Fund's annalized expense ratio 1.50% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                                                              11
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Schedule of Investments
Purisima Total Return Fund
August 31, 2004

Shares                                                                 Value
--------------------------------------------------------------------------------

COMMON STOCKS: 99.6%

Aerospace/Defense Equipment: 2.8%
    67,100      Lockheed Martin Corp.                              $  3,608,638
    50,500      United Technologies Corp.                             4,742,455
                                                                   ------------
                                                                      8,351,093
                                                                   ------------

Airlines: 0.6%
   134,500      Japan Airlines Corp. - ADR*                           1,942,530
                                                                   ------------

Automotive: 2.4%
    38,100      Fuji Heavy Industries Ltd. - ADR                      1,923,315
   246,000      Nissan Motor Co. Ltd. - ADR                           5,362,800
                                                                   ------------
                                                                      7,286,115
                                                                   ------------

Banking: 15.7%
   437,100      Banco Santander Central - ADR                         4,314,177
   100,700      Barclays Plc - ADR                                    3,764,166
    39,500      Comerica, Inc.                                        2,375,925
   168,500      Credit Suisse Group - ADR                             5,267,310
    52,000      HSBC Holdings Plc - ADR                               4,049,760
   484,500      Mitsubishi Tokyo Finance - ADR                        4,389,570
    66,775      National City Corp.                                   2,523,427
   126,996      San Paolo - IMI SpA - ADR                             2,857,410
   374,000      Sumitomo Mitsui - ADR                                 2,252,639
    38,100      SunTrust Banks, Inc.                                  2,594,610
    57,800      UBS AG                                                3,900,922
   140,000      US Bancorp                                            4,130,000
   118,300      Washington Mutual, Inc.                               4,593,589
                                                                   ------------
                                                                     47,013,505
                                                                   ------------

Biomedicine: 1.0%
    52,000      Amgen, Inc.*                                          3,083,080
                                                                   ------------

Biotechnology: 0.8%
    48,000      Genentech, Inc.*                                      2,341,440
                                                                   ------------

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Shares                                                                 Value
--------------------------------------------------------------------------------

Computers: 3.6%
   135,200      Dell Computer Corp.*                               $  4,710,368
   110,400      Electronic Data Systems Corp.                         2,121,888
   368,100      EMC Corp.*                                            3,964,437
                                                                   ------------
                                                                     10,796,693
                                                                   ------------

Electrical Equipment: 3.6%
    71,700      General Electric Co.                                  2,351,043
    79,800      Hitachi Ltd. - ADR                                    5,032,986
   240,700      Matsushita Electric Industries Co., Ltd - ADR         3,249,450
                                                                   ------------
                                                                     10,633,479
                                                                   ------------

Financial Services: 7.4%
    78,000      American Express Co.                                  3,901,560
    43,600      Goldman Sachs Group Inc.                              3,908,740
   137,771      ING Groep N.V. - ADR                                  3,367,123
    71,600      Lehman Brothers Holdings, Inc.                        5,290,524
   234,000      Nomura Holdings, Inc. - ADR                           3,247,920
    47,700      Orix Corp. - ADR                                      2,447,010
                                                                   ------------
                                                                     22,162,877
                                                                   ------------

Foods: 1.2%
   155,800      Sara Lee Corp.                                        3,447,854
                                                                   ------------

Household Audio & Video Equipment: 1.0%
    82,600      Sony Corp. - ADR                                      2,863,742
                                                                   ------------

Household Products: 2.1%
    54,700      Kimberly-Clark Corp.                                  3,648,490
    49,200      Procter & Gamble Co.                                  2,753,724
                                                                   ------------
                                                                      6,402,214
                                                                   ------------

Import & Export: 0.6%
    11,900      Mitsui & Co. Ltd. - ADR                               1,920,660
                                                                   ------------

Insurance: 5.8%
    94,900      Allstate Corp.                                        4,480,229
    81,544      American International Group, Inc.                    5,809,195
   180,800      Axa S.A. - ADR                                        3,715,440
    73,300      Marsh & McLennan Co.                                  3,275,777
                                                                   ------------
                                                                     17,280,641
                                                                   ------------

Machinery: 2.2%
    90,600      Caterpillar, Inc.                                     6,586,620
                                                                   ------------

                                                                              13
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Shares                                                                 Value
--------------------------------------------------------------------------------

Media: 2.7%
    40,000      Gannett Co.                                           3,388,000
   201,900      Walt Disney Co.                                       4,532,655
                                                                   ------------
                                                                      7,920,655
                                                                   ------------

Miscellaneous Manfacturing: 4.2%
    55,200      Illinois Tool Works                                   5,039,208
   208,500      Lafarge S.A. - ADR                                    4,514,025
    42,800      Siemens AG - ADR                                      2,955,340
                                                                   ------------
                                                                     12,508,573
                                                                   ------------

Oil & Gas: 12.3%
    77,000      Anadarko Petroleum Corp.                              4,559,940
   124,900      Baker Hughes, Inc.                                    4,912,317
    81,100      BASF AG - ADR                                         4,411,029
    39,000      ChevronTexaco Corp.                                   3,802,500
    57,600      ConocoPhillips                                        4,287,168
    63,600      Occidental Petroleum Corp.                            3,284,940
   114,600      Royal Dutch Petroleum Co. - ADR                       5,809,074
    56,857      Total Fina S.A. - ADR                                 5,571,418
                                                                   ------------
                                                                     36,638,386
                                                                   ------------

Paper & Forest Products: 1.3%
    93,300      International Paper Co.                               3,733,866
                                                                   ------------

Pharmaceuticals: 6.0%
    97,000      Astrazeneca Plc - ADR                                 4,513,410
    90,400      GlaxoSmithKline Plc - ADR                             3,719,056
    57,100      Johnson & Johnson                                     3,317,510
    42,200      Merck & Co., Inc.                                     1,897,734
   121,280      Sanofi-Aventis - ADR*                                 4,368,517
                                                                   ------------
                                                                     17,816,227
                                                                   ------------

Retail: 5.6%
   126,900      Albertson's, Inc.                                     3,119,202
   104,600      Costco Wholesale Corp.                                4,306,382
   175,000      Gap, Inc.                                             3,279,500
    68,200      Ito Yokado Co., Ltd. - ADR                            2,510,619
    72,400      Lowe's Companies, Inc.                                3,598,280
                                                                   ------------
                                                                     16,813,983
                                                                   ------------

Semiconductors: 3.6%
   196,500      Intel Corp.                                           4,183,485
   111,200      KLA-Tencor Corp.*                                     4,154,432
   217,500      Micron Technology, Inc.*                              2,503,425
                                                                   ------------
                                                                     10,841,342
                                                                   ------------

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Shares                                                                 Value
--------------------------------------------------------------------------------

Software: 4.6%
   108,400      First Data Corp.                                      4,579,900
   115,200      Microsoft Corp.                                       3,144,960
   365,800      Oracle Corp.*                                         3,647,026
   308,000      Siebel Systems, Inc.*                                 2,343,880
                                                                   ------------
                                                                     13,715,766
                                                                   ------------

Telecommunications: 3.6%
    59,700      Alltel Corp.                                          3,262,605
   155,350      Bellsouth Corp.                                       4,157,166
   103,600      BT Group Plc - ADR                                    3,439,520
                                                                   ------------
                                                                     10,859,291
                                                                   ------------

Transportation: 1.7%
    61,400      Fedex Corp.                                           5,034,186
                                                                   ------------

Utilities: 3.2%
    93,400      Duke Energy Corp.                                     2,067,876
    57,500      E. ON AG - ADR                                        4,096,875
    85,700      Enel SpA - ADR                                        3,332,016
                                                                   ------------
                                                                      9,496,767
                                                                   ------------

TOTAL COMMON STOCKS
   (cost $280,524,758)                                              297,491,585
                                                                   ------------

SHORT-TERM INVESTMENT: 2.4%
 6,983,156      SEI Daily Income Trust Government Class B
                   (cost $6,983,156)                                  6,983,156
                                                                   ------------

TOTAL INVESTMENTS IN SECURITIES
   (cost $287,507,914): 102.0%                                      304,474,741
Liabilities in Excess of Other Assets: ( 2.0%)                       (5,852,523)
                                                                   ------------

NET ASSETS: 100.0%                                                 $298,622,218
                                                                   ============

ADR - American depositary receipt.
* Non-income producing security.


See accompanying Notes to Financial Statements.

                                                                              15
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Schedule of Investments
Purisima Pure American Fund
August 31, 2004

Shares                                                                 Value
--------------------------------------------------------------------------------

COMMON STOCKS: 99.3%

Aerospace/Defense Equipment: 2.7%
       300      Lockheed Martin Corp.                              $     16,134
     1,050      Northrop Grumman Corp.                                   54,232
                                                                   ------------
                                                                         70,366
                                                                   ------------

Banking: 12.0%
     1,350      Bank of America Corp.                                    60,723
       900      Banknorth Group, Inc.                                    30,573
       900      Comerica, Inc.                                           54,135
     2,050      National City Corp.                                      77,469
       750      UnionBanCal Corp.                                        44,595
       900      Wachovia Corp.                                           42,219
                                                                   ------------
                                                                        309,714
                                                                   ------------

Biomedicine: 1.2%
       525      Amgen, Inc.*                                             31,127
                                                                   ------------

Biotechnology: 0.8%
       450      Genentech, Inc.*                                         21,951
                                                                   ------------

Chemicals: 1.2%
       750      Rohm & Haas Co.                                          30,397
                                                                   ------------

Computer Components & Software: 5.6%
     1,800      BMC Software, Inc.*                                      26,946
     2,475      Cisco Systems, Inc.*                                     46,431
     1,000      Microsoft Corp.                                          27,300
     3,400      Siebel Systems, Inc.*                                    25,874
     1,000      Veritas Software Corp.*                                  16,720
                                                                   ------------
                                                                        143,271
                                                                   ------------

Computers: 6.4%
     1,100      Dell Computer Corp.*                                     38,324
     1,350      Electronic Data Systems Corp.                            25,947
     3,200      EMC Corp.*                                               34,464
       500      IBM Corp.                                                42,345
     5,900      Sun Microsystems, Inc.*                                  22,656
                                                                   ------------
                                                                        163,736
                                                                   ------------

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Shares                                                                 Value
--------------------------------------------------------------------------------

Consumer Products: 4.3%
       850      Clorox Co. (The)                                   $     44,914
       575      Coca Cola Co. (The)                                      25,708
       525      Nike, Inc. - Class B                                     39,538
                                                                   ------------
                                                                        110,160
                                                                   ------------

Diversified Commercial Services: 0.9%
       575      Cintas Corp.                                             23,581
                                                                   ------------

Electrical Equipment:1.4%
       650      Johnson Controls, Inc.                                   36,595
                                                                   ------------

Electronics: 1.1%
     5,300      Solectron Corp.*                                         27,348
                                                                   ------------

Financial Services: 10.2%
       725      American Express Co.                                     36,264
     1,116      Citigroup, Inc.                                          51,983
       425      Goldman Sachs Group Inc.                                 38,101
       425      Lehman Brothers Holdings, Inc.                           31,403
       750      Merrill Lynch & Co., Inc.                                38,303
     1,325      T Rowe Price Group, Inc.                                 65,627
                                                                   ------------
                                                                        261,681
                                                                   ------------

Foods: 1.5%
     1,800      Sara Lee Corp.                                           39,834
                                                                   ------------

Health Care Equipment: 0.9%
       450      Medtronic, Inc.                                          22,388
                                                                   ------------

Household Products: 1.5%
       700      Procter & Gamble Co.                                     39,179
                                                                   ------------

Insurance: 4.6%
       487      American International Group                             34,694
        19      Berkshire Hathaway, Inc. - Class B*                      54,986
       600      Safeco. Corp.                                            28,902
                                                                   ------------
                                                                        118,582
                                                                   ------------

Machinery: 1.8%
       625      Caterpillar, Inc.                                        45,438
                                                                   ------------

Media: 1.7%
     1,950      Walt Disney Co.                                          43,778
                                                                   ------------

Miscellaneous Manufacturing: 1.8%
       550      3M Co.                                                   45,298
                                                                   ------------

                                                                              17
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Shares                                                                 Value
--------------------------------------------------------------------------------

Office Supplies: 1.4%
     1,250      Staples, Inc.                                      $     35,850
                                                                   ------------

Oil & Gas: 11.2%
     1,050      BJ Services Co.                                          50,453
     1,200      Burlington Resources, Inc.                               43,476
       475      ChevronTexaco Corp.                                      46,312
       875      ConocoPhillips                                           65,126
     1,100      Ensco International, Inc.                                32,076
     1,100      Exxon Mobil Corp.                                        50,710
                                                                   ------------
                                                                        288,153
                                                                   ------------

Paper & Forest Products: 1.9%
     1,250      International Paper Co.                                  50,025
                                                                   ------------

Pharmaceuticals: 5.3%
       750      Johnson & Johnson                                        43,575
       575      Lilly (Eli) & Co.                                        36,484
       650      Merck & Co., Inc.                                        29,231
       750      Wyeth                                                    27,428
                                                                   ------------
                                                                        136,718
                                                                   ------------

Restaurants: 2.0%
     1,900      McDonald's Corp.                                         51,338
                                                                   ------------

Retail: 4.0%
       675      Costco Wholesale Corp.                                   27,790
       600      Federated Department Stores                              26,040
     2,400      Limited Brands                                           48,192
                                                                   ------------
                                                                        102,022
                                                                   ------------

Semi-conductors: 4.1%
     1,900      Intel Corp.                                              40,451
       625      KLA-Tencor Corp.*                                        23,350
     3,700      Micron Technology, Inc.*                                 42,587
                                                                   ------------
                                                                        106,388
                                                                   ------------

Telecommunications: 2.3%
     1,175      BellSouth Corp.                                          31,443
     1,000      Scientific-Atlanta, Inc.                                 27,240
                                                                   ------------
                                                                         58,683
                                                                   ------------

Transportation: 3.6%
     1,500      Burlington Northern Santa Fe Corp.                       53,700
       475      Fedex Corp.                                              38,945
                                                                   ------------
                                                                         92,645
                                                                   ------------

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Shares                                                                 Value
--------------------------------------------------------------------------------

Utilities: 1.9%
     1,600      Southern Co.                                             48,560
                                                                   ------------

TOTAL COMMON STOCKS
   (cost $2,419,378)                                                  2,554,806
                                                                   ------------

SHORT-TERM INVESTMENT: 0.6%
    16,150      SEI Daily Income Trust Government Class B
                   (cost $16,150)                                        16,150
                                                                   ------------


TOTAL INVESTMENTS IN SECURITIES
   (cost $2,435,528): 99.9%                                           2,570,956
Other Assets less Liabilities: 0.1%                                       1,059
                                                                   ------------

NET ASSETS: 100%                                                   $  2,572,015
                                                                   ============

* Non-income producing security.

                                See accompanying Notes to Financial Statements.

                                                                              19
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Schedule of Investments
Purisima Pure Foreign Fund
August 31, 2004

Shares                                                                 Value
--------------------------------------------------------------------------------

COMMON STOCKS: 99.4%

Australia: 3.9%
     5,300      BHP Billiton Ltd. - ADR                            $     99,163
       350      National Australia Bank Ltd. - ADR                       32,949
                                                                   ------------
                                                                        132,112
                                                                   ------------

France: 11.7%
     4,150      Axa S.A. - ADR                                           85,283
     1,100      Dassault Systemes S.A. - ADR                             47,332
     4,300      Groupe Danone - ADR                                      69,445
     1,100      Publicis Groupe - ADR                                    29,810
     1,740      Sanofi-Aventis - ADR                                     62,675
     1,047      Total Fina S.A. - ADR                                   102,595
                                                                   ------------
                                                                        397,140
                                                                   ------------

Germany: 8.4%
       900      BASF AG - ADR                                            48,951
     3,200      Bayerische Hypo-Und Vereinsbank AG - ADR                 52,190
       750      DaimlerChrysler AG                                       31,328
     1,600      Deutsche Telekom AG - ADR*                               28,048
     3,100      Infineon Technologies AG*                                30,411
     1,000      SAP AG - ADR                                             36,460
       850      Siemens AG - ADR                                         58,693
                                                                   ------------
                                                                        286,081
                                                                   ------------

Italy: 6.4%
     2,050      Enel SpA - ADR                                           79,704
       600      Eni SpA - ADR                                            61,728
     2,506      San Paolo - IMI SpA - ADR                                56,385
       690      Telecom Italia SpA - ADR                                 20,707
                                                                   ------------
                                                                        218,524
                                                                   ------------

Japan: 28.3%
     1,350      Canon, Inc. - ADR                                        64,760
       375      Fuji Heavy Industries Ltd. - ADR                         18,930
     1,675      Hitachi, Ltd. - ADR                                     105,642
     1,500      Ito Yokado Co., Ltd.- ADR                                55,219
     1,300      Japan Airlines Corp. - ADR*                              18,775
     4,000      Komatsu Ltd. - ADR                                       97,827
       750      Kyocera Corp. - ADR                                      55,020
     6,500      Matsushita Electric Industrial Co., Ltd. - ADR           87,750
     1,200      Millea Holdings, Inc. - ADR                              82,537
       100      Mitsui & Co. Ltd. - ADR                                  16,140

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Shares                                                                 Value
--------------------------------------------------------------------------------

Japan - Continued
     5,100      NEC Corp. - ADR                                    $     32,742
     3,400      Nissan Motor Co. Ltd. - ADR                              74,120
     3,000      Nomura Holdings, Inc. - ADR                              41,640
     1,300      Orix Corp. - ADR                                         66,690
     2,275      Sony Corp. - ADR                                         78,874
    11,100      Sumitomo Mitsui - ADR                                    66,856
                                                                   ------------
                                                                        963,522
                                                                   ------------

Netherlands: 7.8%
     3,970      ABN Amro Holding N.V. - ADR                              84,521
     2,206      ING Groep N.V. - ADR                                     53,915
     1,700      Royal Dutch Petroleum Co. - ADR                          86,173
     1,800      TPG N.V. - ADR                                           42,030
                                                                   ------------
                                                                        266,639
                                                                   ------------

Norway: 1.6%
       850      Norsk Hydro A/S - ADR                                    53,176
                                                                   ------------

Portugal: 1.1%
     3,632      Portugal Telecom S.A. - ADR                              37,046
                                                                   ------------

Spain: 5.9%
     4,500      Banco Bilbao Vizcaya Argentaria S.A. - ADR               60,300
     6,375      Banco Santander Central Hispano S.A. - ADR               62,921
     2,100      Repsol S.A. - ADR                                        43,554
       801      Telefonica S.A. - ADR                                    34,379
                                                                   ------------
                                                                        201,154
                                                                   ------------

Sweden: 2.8%
     2,750      Volvo AB - ADR                                           94,325
                                                                   ------------

Switzerland: 5.1%
     1,000      Novartis AG - ADR                                        46,450
     1,850      UBS AG - ADR                                            124,856
                                                                   ------------
                                                                        171,306
                                                                   ------------

United Kingdom: 16.4%
     1,300      Abbey National Plc - ADR                                 27,625
       500      AstraZeneca Plc - ADR                                    23,265
     2,000      Barclays Plc - ADR                                       74,760
     1,700      BP Plc - ADR                                             91,290
     1,000      BT Group Plc - ADR                                       33,200
     3,050      Cadbury Schweppes Plc - ADR                              99,583
       550      GlaxoSmithKline Plc - ADR                                22,627
     1,025      HSBC Holdings Plc - ADR                                  79,827
       700      National Grid Group - ADR                                29,687
       425      Rio Tinto Plc - ADR                                      43,172
       600      Signet Group Plc - ADR                                   33,552
                                                                   ------------
                                                                        558,588
                                                                   ------------

                                                                              21
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Shares                                                                 Value
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
   (cost $3,095,876)                                               $  3,379,613
                                                                   ------------


SHORT-TERM INVESTMENT: 0.5%

    17,248      SEI Daily Income Trust Government Class B
                   (cost $17,248)                                        17,248
                                                                   ------------

TOTAL INVESTMENTS IN SECURITIES
(cost $3,113,124): 99.9%                                              3,396,861
Other Assets less Liabilities: 0.1%                                       4,761
                                                                   ------------
NET ASSETS: 100.0%                                                 $  3,401,622
                                                                   ============

ADR - American depositary receipt.
* Non-income producing security.

See accompanying Notes to Financial Statements.

22
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Schedule of Investments by Industry
Purisima Pure Foreign Fund

August 31, 2004

Industry                                                         % of Net Assets
--------------------------------------------------------------------------------
Advertising                                                                 0.9%
Airlines                                                                    0.5%
Automobile Manufacturers                                                    6.4%
Banking                                                                    21.3%
Chemicals                                                                   1.4%
Electric                                                                    6.3%
Electronics                                                                 3.5%
Finance                                                                     3.2%
Foods                                                                       5.0%
Home Furnishings                                                            4.9%
Import/Export                                                               0.5%
Insurance                                                                   6.5%
Machinery                                                                   2.9%
Mining                                                                      4.2%
Miscellaneous Manufacturing                                                 1.7%
Office/Business Equipment                                                   1.9%
Oil & Gas                                                                  12.9%
Pharmaceuticals                                                             4.6%
Retail                                                                      2.6%
Software                                                                    2.5%
Telecommunications                                                          4.5%
Transportation                                                              1.2%
                                                                ----------------
TOTAL COMMON STOCKS                                                        99.4%
SHORT-TERM INVESTMENTS                                                      0.5%
                                                                ----------------
TOTAL INVESTMENTS IN SECURITIES                                            99.9%
Other Assets less Liabilities                                               0.1%
                                                                ----------------
NET ASSETS                                                                100.0%
                                                                ================

                                 See accompanying Notes to Financial Statements.

                                                                              23
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Purisima Funds
Statements of Assets and Liabilites
August 31, 2004

                                                  Total Return     Pure American      Pure Foreign
                                                     Fund              Fund               Fund
                                                 -------------     -------------     -------------
ASSETS
 Investments in securities, at cost               $287,507,914        $2,435,528        $3,113,124
                                                 -------------     -------------     -------------
 Investments in securities, at value              $304,474,741        $2,570,956        $3,396,861
 Receivables:
   Dividends and interest                              662,677             4,336             9,032
   Fund shares sold                                     49,923                --                --
 Other assets                                           18,821                --                --
                                                 -------------     -------------     -------------
   Total Assets                                    305,206,162         2,575,292         3,405,893
                                                 -------------     -------------     -------------
LIABILITIES
 Payables for securities purchased                   5,901,536                --                --
 Payables for fund shares redeemed                     114,512                --                --
 Accrued advisory fees (Note 3)                        249,337             3,277             4,271
 Accrued distribution fees (Note 4)                    188,900                --                --
 Accrued administration fees (Note 3)                   21,181                --                --
 Accrued transfer agent fees                            30,929                --                --
 Other accrued expenses                                 77,549                --                --
                                                 -------------     -------------     -------------
     Total Liabilities                               6,583,944             3,277             4,271
                                                 -------------     -------------     -------------
NET ASSETS                                        $298,622,218        $2,572,015        $3,401,622
                                                 =============     =============     =============
Number of shares issued and outstanding
 (unlimited shares authorized, $0.01 par
value)                                              18,011,556           219,617           210,478
                                                 =============     =============     =============
Net asset value, offering and redemption
 price per share                                        $16.58            $11.71            $16.16
                                                 =============     =============     =============
COMPONENTS OF NET ASSETS
 Paid-in capital                                  $292,716,274        $2,662,117        $3,359,087
 Accumulated net investment income                   1,196,897             4,632            42,041
 Accumulated net realized loss on investments      (12,257,780)         (230,162)         (283,243)
 Net unrealized appreciation on investments .       16,966,827           135,428           283,737
                                                 -------------     -------------     -------------
 Net assets                                       $298,622,218        $2,572,015        $3,401,622
                                                 =============     =============     =============

See accompanying Notes to Financial Statements.

24

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Purisima Funds
Statements of Operations
     For the Year Ended August 31, 2004

                                                   Total Return   Pure American   Pure Foreign
                                                       Fund           Fund            Fund
                                                   ------------   -------------   ------------
INVESTMENT INCOME
 Income
   Dividends (net of foreign taxes witheld
     of $379,487, $0, and $0, respectively)          $5,501,051        $48,123       $114,642
   Interest                                               9,527             64            124
                                                    -----------    -----------    -----------
     Total income                                     5,510,578         48,187        114,766
                                                    -----------    -----------    -----------
 Expenses
   Advisory fees                                      2,878,075         43,556         48,060
   Distribution fees                                    719,519             --             --
   Administration fees                                  242,355             --             --
   Transfer agent fees                                  129,463             --             --
   Fund accounting fees                                  88,926             --             --
   Custody fees                                          62,689             --             --
   Insurance expense                                     60,427             --             --
   Registration fees                                     24,067             --             --
   Audit fees                                            19,050             --             --
   Reports to shareholders                               18,794             --             --
   Legal fees                                            15,672             --             --
   Trustee fees                                           3,342             --             --
   Miscellaneous                                          9,505             --             --
                                                    -----------    -----------    -----------
     Total expenses                                   4,271,884         43,556         48,060
     Add: Expenses recouped by Adviser (Note 3)          44,954             --             --
                                                    -----------    -----------    -----------
     Net expenses                                     4,316,838         43,556         48,060
                                                    -----------    -----------    -----------
           Net investment income                      1,193,740          4,631         66,706
                                                    -----------    -----------    -----------
 CHANGE IN REALIZED AND UNREALIZED
 GAIN ON INVESTMENTS
 Net realized gain on investments                     1,326,029          4,726         82,432
 Net unrealized appreciation on investments          18,232,293        217,852        312,226
                                                    -----------    -----------    -----------
 Net realized and unrealized gain on investments     19,558,322        222,578        394,658
                                                    -----------    -----------    -----------
         Net increase in net assets
         resulting from operations                  $20,752,062       $227,209       $461,364
                                                    ===========    ===========    ===========

                                 See accompanying Notes to Financial Statements.

                                                                              25

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Purisima Funds
Statement of Changes in Net Assets
Total Return Fund

                                                            Year Ended        Year Ended
INCREASE (DECREASE) IN NET ASSETS FROM:                   August 31, 2004   August 31, 2003
                                                          ---------------   ---------------
OPERATIONS
 Net investment income                                        $1,193,740        $1,076,737
 Net realized gain (loss) on investments:
   Securities                                                  1,326,029        (4,677,248)
   Options                                                            --             4,958
 Net unrealized appreciation on investments                   18,232,293        27,195,122
                                                           -------------     -------------
   Net increase in net assets resulting from operations       20,752,062        23,599,569
                                                           -------------     -------------
DISTRIBUTION TO SHAREHOLDERS
 From net investment income                                   (1,073,580)         (649,922)
 From net realized gain                                               --        (1,595,178)
                                                           -------------     -------------
   Total distributions to shareholders                        (1,073,580)       (2,245,100)
                                                           -------------     -------------
CAPITAL SHARE TRANSACTIONS
 Net increase in net assets derived from net change in
 outstanding shares (a)                                       34,807,495        41,210,454
                                                           -------------     -------------
     Total increase in net assets                             54,485,977        62,564,923
NET ASSETS
 Beginning of year                                           244,136,241       181,571,318
                                                           -------------     -------------
 End of year                                                $298,622,218      $244,136,241
                                                           =============     =============
Accumulated net investment income                             $1,196,897        $1,073,550
                                                           =============     =============

(a) A summary of capital share transactions is as follows:

                                                            Year Ended                        Year Ended
                                                          August 31, 2004                   August 31, 2003
                                                    ---------------------------       ---------------------------
                                                      Shares           Value            Shares           Value
                                                    ---------------------------       ---------------------------
Shares sold                                          5,098,409      $85,836,402        5,057,337      $68,171,437
Shares issued on reinvestment of distributions          62,124        1,035,611          167,234        2,202,476
Shares redeemed                                     (3,094,870)     (52,064,518)      (2,195,711)     (29,163,459)
                                                    ---------------------------       ---------------------------
Net increase                                         2,065,663      $34,807,495        3,028,860      $41,210,454
                                                    ===========================       ===========================

See accompanying Notes to Financial Statements.

26
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Purisima Funds
Statement of Changes in Net Assets
Pure American Fund

                                                                  Year Ended       Year Ended
INCREASE (DECREASE) IN NET ASSETS FROM:                         August 31, 2004  August 31, 2003
                                                               ----------------  ---------------
OPERATIONS
 Net investment income                                                 $4,631         $12,758
 Net realized gain (loss) on investments :
   Securities                                                           4,726        (209,661)
 Net unrealized appreciation on investments                           217,852         386,082
                                                                   ----------      ----------
   Net increase in net assets resulting from operations               227,209         189,179
                                                                   ----------      ----------
DISTRIBUTION TO SHAREHOLDERS
 From net investment income                                           (12,757)        (41,305)
                                                                   ----------      ----------
CAPITAL SHARE TRANSACTIONS
 Net increase (decrease) in net assets derived from net change
 in outstanding shares (a)                                           (461,116)         53,362
                                                                   ----------      ----------
   Total increase (decrease) in net assets                           (246,664)        201,236
NET ASSETS
 Beginning of year                                                  2,818,679       2,617,443
                                                                   ----------      ----------
 End of year                                                       $2,572,015      $2,818,679
                                                                   ==========      ==========
Accumulated net investment income                                      $4,632         $12,758
                                                                   ==========      ==========

(a) A summary of capital share transactions is as follows:

                                                         Year Ended                  Year Ended
                                                       August 31, 2004             August 31, 2003
                                                    ---------------------       ---------------------
                                                     Shares       Value          Shares       Value
                                                    ---------------------       ---------------------
Shares sold                                          22,297      $257,872        67,395      $667,749
Shares issued on reinvestment of distributions        1,094        12,756         4,325        41,305
Shares redeemed                                     (61,309)     (731,744)      (70,463)     (655,692)
                                                    ---------------------       ---------------------
Net increase (decrease)                             (37,918)    $(461,116)        1,257       $53,362
                                                    =====================       =====================

                                 See accompanying Notes to Financial Statements.

                                                                              27
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Statement of Changes in Net Assets
Pure Foreign Fund

                                                                   Year Ended         Year Ended
INCREASE (DECREASE) IN NET ASSETS FROM:                         August 31, 2004     August 31, 2003
                                                                ---------------     ---------------
OPERATIONS
 Net investment income                                                $66,706            $58,412
 Net realized gain (loss) on investments:
   Securities                                                          82,432           (348,963)
 Net unrealized appreciation on investments                           312,226            488,304
                                                                   ----------         ----------
 Net increase in net assets resulting from operations                 461,364            197,753
                                                                   ----------         ----------
DISTRIBUTIONS TO SHAREHOLDERS
 From net investment income                                           (79,025)          (122,709)
                                                                   ----------         ----------
CAPITAL SHARE TRANSACTIONS
 Net increase (decrease) in net assets derived from net change
 in outstanding shares (a)                                            293,757           (743,643)
                                                                   ----------         ----------
Total increase (decrease) in net assets                               676,096           (668,599)

NET ASSETS
Beginning of year                                                   2,725,526          3,394,125
                                                                   ----------         ----------
End of year                                                        $3,401,622         $2,725,526
                                                                   ==========         ==========
Accumulated net investment income                                     $42,041            $54,360
                                                                   ==========         ==========

(a) A summary of capital share transactions is as follows:

                                                            Year Ended                      Year Ended
                                                         August 31, 2004                 August 31, 2003
                                                      -----------------------        ------------------------
                                                       Shares         Value           Shares          Value
                                                      -----------------------        ------------------------
Shares sold                                            36,377        $591,470          32,333        $395,974
Shares issued on reinvestment of distributions          5,041          78,733          10,175         122,709
Shares redeemed                                       (24,217)       (376,446)       (108,954)     (1,262,326)
                                                      -----------------------        ------------------------
Net increase (decrease)                                17,201        $293,757         (66,446)      $(743,643)
                                                      =======================        ========================

See accompanying Notes to Financial Statements.

28

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Purisima Funds
Financial Highlights
For a capital share outstanding throughout each year.

The following information should be read in conjunction with the financial statements and notes thereto appearing elsewhere in this Annual Report.

                                                                     Total Return Fund
                                              ----------------------------------------------------------------
                                                                   Year Ended August 31,
                                              ----------------------------------------------------------------
                                               2004          2003          2002           2001           2000
                                              ------        ------        ------         ------         ------
Net asset value, beginning of year            $15.31        $14.06        $18.73         $19.65         $17.46
                                              ------        ------        ------         ------         ------
Income from investment operations:
 Net investment income (loss)                   0.07          0.07          0.09          0.31^          (0.01)
 Net realized and unrealized gain (loss)
  on investments                                1.27          1.34         (2.91)       (0.61)^           2.22
                                              ------        ------        ------         ------         ------
Total from investment operations                1.34          1.41         (2.82)       (0.30)^           2.21
                                              ------        ------        ------         ------         ------
Less distributions:
 From net investment income                    (0.07)        (0.05)        (0.19)            --          (0.02)
 From net realized gain                           --         (0.11)        (1.66)         (0.62)            --
                                              ------        ------        ------         ------         ------
Total distributions                            (0.07)        (0.16)        (1.85)         (0.62)         (0.02)
                                              ------        ------        ------         ------         ------

Net asset value, end of year                  $16.58        $15.31        $14.06         $18.73         $19.65
                                              ======        ======        ======         ======         ======

Total return                                    8.72%        10.22%       (16.72%)        (1.33%)        12.64%
Ratios/supplemental data:
 Net assets, end of year
(millions)                                    $298.6        $244.1        $181.6         $122.4          $89.8
Ratio of expenses to average net assets:
 Before fees waived and
expenses
 absorbed or recouped                           1.49%         1.56%         1.51%+         1.61%+         1.62%
 After fees waived and
expenses
 absorbed or recouped                           1.50%         1.50%         1.50%+         1.50%+         1.50%
Ratio of net investment income (loss)
 to average net assets #                        0.42%         0.55%         1.03%          1.68%         (0.04%)
Portfolio turnover rate                        19.50%        12.57%        60.76%        105.90%         38.42%

# Net of fees waived.
^ Calculations are based on average shares outstanding for the period.
+ With dividend expense on securities sold short, which was 0.10% for 2002 and 0.05% for 2001. Otherwise, ratio of net expenses to average net assets would be 1.50% for 2002 and 2001.

                                 See accompanying Notes to Financial Statements.

                                                                              29

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Purisima Funds
Financial Highlights

For a capital share outstanding throughout each year.

The following information should be read in conjunction with the financial statements and notes thereto appearing elsewhere in this Annual Report.

                                                                    Pure American Fund
                                              --------------------------------------------------------------
                                                                   Year Ended August 31,
                                              --------------------------------------------------------------
                                               2004        2003        2002            2001            2000
                                              --------------------------------------------------------------
Net asset value, beginning of year            $10.94      $10.21      $12.45          $13.49          $13.00
                                              ------      ------      ------          ------          ------
Income from investment operations:
 Net investment income                          0.02        0.05        0.43            0.28^          (0.03)
 Net realized and unrealized gain (loss)
  on investments                                0.80        0.84       (2.07)          (0.02)^          0.52
                                              ------      ------      ------          ------          ------
Total from investment operations                0.82        0.89       (1.64)           0.26^           0.49
                                              ------      ------      ------          ------          ------
Less distributions:
 From net investment income                    (0.05)      (0.16)      (0.58)          (0.28)             --
 From net realized gain                           --          --       (0.02)          (1.02)          (0.00)++
                                              ------      ------      ------          ------          ------
Total distributions                            (0.05)      (0.16)      (0.60)          (1.30)          (0.00)++
                                              ------      ------      ------          ------          ------
Net asset value, end of year                  $11.71      $10.94      $10.21          $12.45          $13.49
                                              ======      ======      ======          ======          ======

Total return                                    7.49%       8.91%     (13.90%)(1)      (1.96%)(1)       3.79%
Ratios/supplemental data:
 Net assets, end of year
(millions)                                      $2.6        $2.8        $2.6            $4.5            $1.1
Ratio of expenses to average net assets:
 Before fees waived                             1.50%       1.50%       1.56%+          1.58%           1.50%
 After fees waived                               n/a         n/a        1.19%+(1)       0.08%+(1)        n/a
Ratio of net investment income (loss)
to average net assets #                         0.16%       0.52%       1.35%           4.09%          (0.13%)
Portfolio turnover rate                        34.99%      31.47%      75.54%         265.29%          45.48%

++  Amount represents less than $0.01 per share.
^   Calculations are based on average shares outstanding for the period.
+ With dividend expense on securities sold short, which was 0.06% for 2002 and 0.08% for 2001. Otherwise, ratio of expenses (before fees waived) to average net assets would be 1.50% for 2002 and 2001.
(1) The Adviser voluntarily waived all of its management fees for the period December 21, 2000 to December 1, 2001.

See accompanying Notes to Financial Statements.

30

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Purisima Funds
Financial Highlights

For a capital share outstanding throughout each year.

The following information should be read in conjunction with the financial statements and notes thereto appearing elsewhere in this Annual Report.

                                                                  Pure Foreign Fund
                                             ----------------------------------------------------------------
                                                                 Year Ended August 31,
                                             ----------------------------------------------------------------
                                              2004         2003         2002            2001            2000
                                             ------       ------       ------          ------          ------
Net asset value, beginning of year           $14.10       $13.07       $15.37          $16.39          $13.52
                                             ------       ------       ------          ------          ------
Income from investment operations:
 Net investment income                         0.35         0.28         0.84           0.33^            0.01
 Net realized and unrealized gain (loss)
  on investments                               2.14         1.21        (2.47)          (0.45)^          3.69
                                             ------       ------       ------          ------          ------
Total from investment operations               2.49         1.49        (1.63)          (0.12)^          3.70
                                             ------       ------       ------          ------          ------
Less distributions:
 From net investment income                   (0.43)       (0.46)       (0.67)          (0.35)          (0.03)
 From net realized gain                          --           --           --           (0.55)          (0.80)
                                             ------       ------       ------          ------          ------
Total distributions                           (0.43)       (0.46)       (0.67)          (0.90)          (0.83)
                                             ------       ------       ------          ------          ------
Net asset value, end of year                 $16.16       $14.10       $13.07          $15.37          $16.39
                                             ======       ======       ======          ======          ======
Total return                                  17.76%       10.95%      (11.14%)(1)      (0.45%)(1)      28.04%
Ratios/supplemental data:
 Net assets, end of year (millions)            $3.4         $2.7         $3.4            $8.9            $2.8
Ratio of expenses to average net assets:
 Before fees waived                            1.50%        1.50%        1.50%+          1.50%+          1.50%
 After fees waived                              n/a          n/a         1.07%+          0.00%+           n/a
Ratio of net investment income (loss)
to average net assets #                        2.09%        2.06%        4.02%           4.21%           0.26%
Portfolio turnover rate                       34.02%       22.02%       69.59%         258.66%          51.60%

^  Calculations are based on average shares outstanding for the period.
+ With dividend expense on securities sold short, which was 0.06% for 2002 and 0.08% for 2001. Otherwise, ratio of expenses (before fees waived) to average net assets would be 1.50% for 2002 and 2001.
1 The Adviser voluntarily waived all of its management fees for the period December 21, 2000 to December 1, 2001.

See accompanying Notes to Financial Statements.

                                                                              31
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PURISIMA FUNDS
NOTES TO FINANCIAL STATEMENTS
August 31, 2004

NOTE 1 - ORGANIZATION

      The Purisima Funds (the "Trust") was organized as a Delaware business trust on June 27, 1996 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company issuing its shares in series. Each series represents a distinct portfolio with its own investment objectives and policies. The Trust consists of three diversified series (the "Funds"): Purisima Total Return Fund (the "Total Return Fund"), representing the initial series of the Trust which commenced operations on October 28, 1996, and Purisima Pure American Fund (the "Pure American Fund") and Purisima Pure Foreign Fund (the "Pure Foreign Fund") both of which commenced operations on September 29, 1998. Fisher Investments, Inc. (the "Adviser") serves as the investment adviser to the Funds.

The investment objectives of the Funds are as follows:

      The Total Return Fund seeks to produce a high level of total return. It invests primarily in common stocks and other equity-type securities, or securities acquired primarily to produce income, or a combination of both depending on the assessment of market conditions.

      The Pure American Fund seeks to provide investors with a high level of total return. The Fund may emphasize investments in common stocks and other equity-type securities acquired primarily to produce income, or a combination of both, depending on the assessment of market conditions by the Fund's Investment Adviser. The Fund will concentrate its portfolio holdings to those securities issued by issuers domiciled in the United States.

      The Pure Foreign Fund seeks to provide investors with a high level of total return. The Fund may emphasize investments in common stocks and other equity-type securities acquired primarily to produce income, or a combination of both, depending on the assessment of market conditions by the Fund's Investment Adviser. Under normal market conditions, the Fund will concentrate its portfolio holdings to those securities issued by issuers domiciled outside of the United States.

32
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NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

      A. Security Valuation. Investments in securities traded on a national securities exchange are valued at the last sales price on the business day as of which such value is being determined. Investments in securities traded on the Nasdaq Stock Market, Inc. ("Nasdaq") will be valued at the Nasdaq Official Closing Price, which may not necessarily represent the last sale price. Securities traded on an exchange or Nasdaq for which there have been no sales and other over-the-counter securities are valued at the closing bid. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees or their designee, taking into consideration: (I) fundamental analytical data relating to the investment; (II) the nature and duration of restrictions on disposition of the securities; and (III) an evaluation of the forces which influence the market in which these securities are purchased and sold. Debt securities with remaining maturities of 60 days or less are valued at cost which, when combined with accrued interest, approximates market value. Discounts and Premiums on securities purchased are amortized over the lives of the respective securities using the straight-line method.

      B. Federal Income and Excise Taxes. The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their income to its shareholders. Therefore, no federal income or excise tax provision is required.

            The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable based upon their current interpretations of the tax rules and regulation that exist in the markets in which they invest.

            As of August 31, 2004, the Total Return Fund has a capital loss carryforward available to offset future capital gains, if any, of $11,958,728, of which $11,619,847 expires in 2011 and $338,881 expires in 2012. The Pure American Fund has a capital loss carryforward available to offset future capital gains, if any, of $205,896, of which $174,478 expires in 2012, $19,013 expires in 2011 and $12,405 expires in 2010, and the Pure Foreign Fund has a capital loss carryforward available to offset future capital gains, if any, of $280,093, of which $135,135 expires in 2012, $144,188 expires in
            2011 and $770 expires in

                                                                              33
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            2010. In addition, the Pure American Fund had net realized capital losses of $9,421 during the period November 1, 2003 through August 31, 2004, which are treated for federal income tax purposes as arising during the Fund's tax year ending August 31, 2005. These "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

      C. Security Transactions, Investment Income and Distributions. Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date and interest income is recognized on the accrual basis. Realized gains and losses are evaluated on the bases of identified costs.

      D. Use of estimates. The presentation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

      E. Concentration of Risk. Investments in securities of non-U.S. issues in certain countries involve special investment risks. These risks may include but are not limited to, investment restrictions, adverse political, social and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

      F. Options. Exchange traded options are valued at the last reported sale price at the close of the exchange on which the security is primarily traded. Certain markets are not closed at the time that a Fund prices portfolio securities. In these situations, snapshot prices are provided by the individual pricing services or other alternate sources at the close of the NYSE as appropriate. If no sales are reported, the mean between the last reported bid and asked prices will be used. Non-exchange traded options will also be valued at the mean between bid and asked prices. "Fair value" of other private options are valued after consulting with the Adviser using a mathematical model.

            Options purchased are recorded as investments; options written
            (sold) are accounted for as liabilities. When an option expires, the premium (original option value) is realized as a gain if the option was written or as a loss if the option was purchased. When the exercise of an option result in a cash settlement, the difference between the premium and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the

34
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            amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. The Trust may purchase options which are included in the Trust's Schedules of Investments and subsequently marked to market to reflect the current value of the option. At August 31, 2004, the Trust had no options outstanding.

      G. Securities Sold Short. To the extent the Funds engage in selling securities short, they are obligated to replace a security borrowed by purchasing the same security at the current market value. The Funds would incur a loss if the price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds would realize a gain if the price of the security declines between those dates.

            The Funds are required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Funds must also maintain a deposit with the broker consisting of cash having a value equal to a specified percentage of the value of the securities sold short.

      H. Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended August 31, 2004, the Total Return Fund decreased paid-in-capital by $15, increased accumulated net investment income by $3,187 and increased accumulated realized loss by $3,172.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

      The Total Return Fund (the "Fund") has an Investment Management Agreement with the Adviser to provide investment advisory services to the Fund. The Adviser furnishes all investment advice, office space, facilities, and most of the personnel needed by the Funds. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets.

      The Fund is responsible for its own operating expenses. The Adviser has agreed to limit the Fund's total expenses (exclusive of brokerage, interest, taxes, dividends on securities sold short and extraordinary expenses) to not more than 1.50% of the average daily net assets.

      Any fee withheld or voluntarily reduced and/or any Fund expense absorbed by the Adviser pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Adviser, if so requested by the Adviser, anytime before the end of the third fiscal

                                                                              35
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year following the year to which the fee reduction, waiver, or expense absorption relates, provided the aggregate amount of the Fund's current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is also initiated. The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses. For the year ended August 31, 2004, the Adviser recouped fees previously waived and expenses absorbed of $44,954.

      At August 31, 2004, the cumulative unreimbursed amount paid and/or waived by the Adviser on behalf of the Fund is $95,807. The Adviser may recapture $95,807 no later than August 31, 2007.

      The Pure American and Pure Foreign Funds have a Comprehensive Management Agreement with the Adviser to provide advisory and other ordinary services, including administration, transfer agency, custody and auditing services. For providing these services, the Pure American and Pure Foreign Funds each pay the Adviser a monthly fee at the annual rate of 1.50% of the respective Funds' average daily net assets. This comprehensive fee arrangement requires the Adviser to absorb and pay out of its own resources all operating expenses of the Pure American and Pure Foreign Funds

      U.S. Bancorp Fund Services, LLC (the "Administrator") acts as the Trust's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds' custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Funds' expense accruals.

      For its services, the Administrator receives a monthly fee based on the value of the total average net assets of the Trust at an annual rate of 0.10% of the first $200 million of such net assets, 0.05% of the next $300 million, and 0.03% thereafter, subject to a minimum fee of $40,000 per Fund. The Pure American and Pure Foreign Funds' administration fees are paid by the Adviser under the Comprehensive Management Agreement.

NOTE 4 - SERVICE AND DISTRIBUTION PLAN

      The Trust has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Total Return Fund is authorized to pay expenses incurred for the purpose of financing activities, including the employment of other dealers, intended to result in the sale of shares of the Fund. The fee accrues at an annual rate not to exceed 0.25% of the Fund's average daily net assets. For the year ended August 31, 2004, the Fund incurred $719,519 in distribution fees. Purisima Securities LLC ("Purisima Securities"), an affiliate of the Adviser, serves as distributor of the Funds pursuant to a Distribution Agreement with the Trust.

36
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NOTE 5 - INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of securities, excluding U.S. Government securities and short-term investments, for the year ended August 31, 2004 were as follows:

             FUND                         PURCHASES              SALES
             ----                         ---------              -----

      Total Return Fund                  $90,908,917          $55,288,130
      Pure American Fund                   1,000,010            1,463,940
      Pure Foreign Fund                    1,373,856            1,070,009

NOTE 6 - DISTRIBUTION TO SHAREHOLDERS

The difference between the book and tax basis components of the distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gains distributions reported in the Statements of Changes of Net Assets, if any, are reported as ordinary income for federal tax purposes.

As of August 31, 2004, the components of distributable earnings on a tax basis were as follows:

                                         Total Return      Pure American      Pure Foreign
                                         ------------      -------------      ------------
COST OF INVESTMENTS FOR TAX PURPOSES     $287,806,966        $2,450,373        $3,116,274
                                         ------------        ----------        ----------
Gross tax unrealized appreciation        $ 31,316,871        $  260,512        $  381,999
Gross tax unrealized depreciation       ($ 14,649,096)      ($  139,929)      ($  101,412)
                                         ------------        ----------        ----------
Net tax unrealized appreciation          $ 16,667,775        $  120,583        $  280,587
UNDISTRIBUTED ORDINARY INCOME            $  1,196,897        $    4,632        $   42,041
CAPITAL LOSS CARRYFORWARD               ($ 11,958,728)      ($  205,896)      ($  280,093)
POST-OCTOBER LOSSES                                --       ($    9,421)               --
                                         ------------        ----------        ----------
TOTAL ACCUMULATED EARNINGS (LOSSES)      $  5,905,944       ($   90,102)       $   42,535
                                         ============        ==========        ==========

The tax composition of dividends are as follows:

                                                                               Long Term
                              Ordinary      Income      Long Term Capital    Capital Gains
                               Income      Per Share          Gains            Per Share
                        ------------------------------------------------------------------
Total Return Fund
          8/31/2004          $1,073,580     $0.0650         $       --          $    --
          8/31/2003             649,922     $0.0465          1,595,178           0.1141
Pure American Fund
          8/31/2004              12,757      0.0487                 --               --
          8/31/2003              41,305      0.1565                 --               --
Pure Foreign Fund
          8/31/2004              79,025      0.4287                 --               --
          8/31/2003             122,709      0.4583                 --               --

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NOTE 7 - PROXY VOTING PROCEDURES (UNAUDITED)

The Adviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Trust's Board of Trustees. You may obtain a description of these procedures, free of charge, by calling toll-free 800-841-0199. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

NOTE 8 - FORM N-Q DISCLOSURE  (UNAUDITED)

Beginning with its first and third fiscal quarters ending on or after July 9, 2004, Purisima Funds will file the Funds' complete schedules of portfolio holdings with the SEC on form N-Q. The Funds' Form N-Q will be available without charge, upon request, by calling 1-800-841-0199. Furthermore, you can obtain the Form N-Q on the SEC's website at www.sec.gov.

NOTE 9 - TAX NOTICE (UNAUDITED)

The percentage of dividend income distributed for the year ended August 31, 2004, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, is 100% for each of the Funds.

The percentage of dividend income distributed for the year ended August 31, 2004 designated as qualified dividends received deduction available to corporate shareholders, is 100% for the Total Return Fund, 100% for the Pure American Fund and 0% for the Pure Foreign Fund.

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                                                                              39
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Other Information - Trustees and Officer Information
(Unaudited)

                                                                                                          Number of
                                                                                                          Portfolios
                                                                                                           in Fund
                                Position(s)                                                                Complex         Other
                                   Held          Year                       Principal                    Overseen by     Director-
  Name, Address, Age            with Trust    Elected(1)      Occupation(s) During Past Five Years         Director     ships Held
  ------------------            ----------    ----------      ------------------------------------         --------     ----------
Kenneth L. Fisher* (54)        President      1996        Chief Executive Officer and majority                 3            None
Fisher Investments, Inc.       and Trustee                shareholder of the Adviser, and has served
13100 Skyline Blvd.                                       in such capacities since the incorporation
Woodside, CA 94062                                        of the Adviser in 1986.  Prior thereto, he
                                                          was the founder of Fisher Investments, a
                                                          sole proprietorship which commenced
                                                          operations in 1978.

Sherrilyn A. Fisher* (55)      Secretary      1996        Senior Vice President and Corporate                 N/A           None
Fisher Investments, Inc.                                  Secretary of the Adviser.  Ms. Fisher has
13100 Skyline Blvd.                                       been employed by the Adviser since 1986.
Woodside, CA 94062

Rita Dam (38)                  Treasurer      2004        From 1994 to Present, Vice President of U.S.        N/A           None
615 E. Michigan Street                                    Bancorp Fund Services, LLC
Milwaukee, WI 53202

Pierson E. Clair III (56)      Trustee        1996        President and Chief Executive Officer of             3         Signature
Fisher Investments, Inc.                                  Brown & Haley since 1998 (fine                                Foods, Inc.
13100 Skyline Blvd.                                       confectioners); Vice President of Blummer
Woodside, CA 94062                                        Chocolate Company from 1980 to 1997, where
                                                          he had been employed since 1970.

Bryan F. Morse (52)            Trustee        1996        Sole proprietor of Bryan F. Morse, RIA, a            3            None
Fisher Investments, Inc.                                  registered investment adviser since 1990.
13100 Skyline Blvd.
Woodside, CA 94062

Grover T. Wickersham (55)      Trustee        1996        Attorney in private practice in Palo Alto,           3            None
Fisher Investments, Inc.                                  California. Prior to entering private
13100 Skyline Blvd.                                       practice in June of 1981, served as a Branch
Woodside, CA 94062                                        Chief of the Los Angeles Regional Office of
                                                          the U.S. Securities and Exchange Commission.

Scott LeFevre (47)             Trustee        2001        Sole proprietor of LeFevre Capital                   3            None
Fisher Investments, Inc.                                  Management.
13100 Skyline Blvd.
Woodside, CA 94062

Alfred D. McKelvy, Jr. (55)    Trustee        2003        Executive Director of the law firm of                3           Diablo
Fisher Investments, Inc.                                  Berding & Weil, LLP since 1990.                                  Valley
13100 Skyline Blvd.                                                                                                      Bank; East
Woodside, CA 94062:                                                                                                      Bay BOMA.

---------------------------
(1) Trustees and officers of the Funds serve until their resignation, removal or retirement.
*     "Interested person" of the Trust, as defined in the 1940 Act.

40 and 41
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REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Purisima Funds
Woodside, California


      We have audited the accompanying statements of assets and liabilities, including the schedules of investments of the Purisima Total Return Fund, the Purisima Pure American Fund, and the Purisima Pure Foreign Fund, each a series of shares of the Purisima Funds, as of August 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (US). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of the Purisima Total Return Fund, the Purisima Pure American Fund, and the Purisima Pure Foreign Fund as of August 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                                  TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
September 25, 2004

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Privacy Notice

Fisher Investments, Inc. and The Purisima Funds collect nonpublic information about you from the following sources:

      o     Information we receive about you on applications or other forms;

      o     Information you give us orally; and

      o     Information about your transactions with us or others.

We do not disclose any nonpublic personal information about our customers or former customers without the customer's authorization, except as required by law or in response to inquires from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

                                                                              43
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44

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                                                                              45

Item 2. Code of Ethics.
-----------------------

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-851-8845.

Item 3. Audit Committee Financial Expert.
-----------------------------------------

The registrant's board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant's level of financial complexity.

Item 4. Principal Accountant Fees and Services.
-----------------------------------------------

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

        ---------------------------------------------------------------
                                FYE  08/31/2003        FYE  08/31/2004
        ---------------------------------------------------------------
        Audit Fees                     $26,500                $28,500
        Audit-Related Fees                0                      0
        Tax Fees                        7,500                  7,500
        All Other Fees                    0                      0
        ---------------------------------------------------------------

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant's hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.--not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

      --------------------------------------------------------------------
      Non-Audit Related Fees              FYE  8/31/2003    FYE  8/31/2004
      --------------------------------------------------------------------
      Registrant                                  0                0
      Registrant's Investment Adviser             0                0
      --------------------------------------------------------------------

Item 5. Audit Committee of Listed Registrants.
----------------------------------------------

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.
--------------------------------

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End
-------------------------------------------------------------------------
Management Investment Companies.
--------------------------------

Not applicable to open-end investment companies.

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
Company and Affiliated Purchases.
---------------------------------

Not applicable to open-end investment companies.

Item 9. Submission of Matters to a Vote of Security Holders.
------------------------------------------------------------

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 10. Controls and Procedures.
---------------------------------

(a) The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "1940 Act")) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11. Exhibits.
------------------

(a) (1) Incorporated by reference to the Registrant's Form N-CSR filed November 7, 2003.

      (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

      (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


      (Registrant) The Purisima Funds

      By (Signature and Title)  /s/ KENNETH L. FISHER
                                ------------------------------------
                                Kenneth L. Fisher, President

      Date   11/8/2004
             -------------------------------------------------------

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

      By (Signature and Title)*  /s/ KENNETH L. FISHER
                                 -----------------------------------
                                 Kenneth L. Fisher, President

      Date   11/8/2004
             -------------------------------------------------------

      By (Signature and Title)*  /s/ RITA DAM
                                 ------------
                                 Rita Dam, Treasurer

      Date   11/5/04
             -------------------------------------------------------

* Print the name and title of each signing officer under his or her signature.